A&D Mortgage Trust 2024-NQM3 ABS-15G

Exhibit 99.5

Data Compare Summary
2024_ADMT-NQM3_FINAL
Run Date - 5/27/2024 15:00:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	79	932	8.48%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	19	932	2.04%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	12	932	1.29%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	2	932	0.21%	All variances were spelling differences in the tape vs on the note.
# of Units	3	931	0.32%	Variances were due to ASF enumeration differences in the tape. This accounted for all variances.
Contract Sales Price	1	866	0.12%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	45	931	4.83%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Qualifying Debt Income Ratio	9	932	0.97%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DTI calculations met Guidelines.
Borrower Qualifying FICO	0	932	0.00%
Borrower Total Income	54	932	5.79%	There were variances in income used by originator at origination. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	932	0.00%
First Payment Date	26	932	2.79%	In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	0	932	0.00%
Note Date	4	919	0.44%	In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	0	932	0.00%
Original Loan Amount	0	932	0.00%
Loan Program	2	932	0.21%	In each case, these appear to be changes in Loan program during underwriting. In all cases Mission verified programs from the Loan approval an dfinal loan docs.
Qualifying CLTV	47	932	5.04%	In all cases Mission verified values from the appraisal and other valuation documents.
Original P&I	9	932	0.97%	These were either ARM or P&I loans where the lender used a different start rate to calculate P&I. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Property Type	45	932	4.83%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	932	0.00%
Refi Purpose	25	932	2.68%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Property Street	122	932	13.09%	All variances were spelling differences in the tape vs on the note.
Property City	1	932	0.11%	All variances were spelling differences in the tape vs on the note.
Property State	0	932	0.00%
Property Zip	0	932	0.00%